UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2016

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	02-0592619 (IRS Employer Identification No.)

1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 805-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

At a meeting held on May 25, 2016, the audit committee of the board of directors of Acucela Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”), as the independent registered public accounting firm of the Company effective immediately.

The reports of EY on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through May 25, 2016, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in its reports for such years.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested EY to furnish it a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of that letter, dated May 27, 2016 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

At the meeting held on May 25, 2016, the audit committee also engaged BDO USA, LLP (“BDO”) as the Company’s registered independent public accounting firm, effective immediately. The audit committee participated in and approved the decision to engage BDO.

During the years ended December 31, 2015 and 2014, and through May 25, 2016, neither the Company nor anyone acting on its behalf consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated May 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.
Date: May 27, 2016

	By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated May 27, 2016